ICON CONSUMER SELECT FUND

Portfolio of Investments

March 31, 2022

Security Description	Shares	Value
Common Stock (99.70%)

Communications (8.75%)
Alphabet Inc*	440	$1,228,916
Amazon.com Inc*	513	1,672,354
Comcast Corp	25,200	1,179,864
eBay Inc	19,700	1,128,022
Total Communications		5,209,156

Consumer, Cyclical (37.70%)
Brunswick Corp	22,500	1,820,025
Five Below Inc*	13,100	2,074,647
Green Brick Partners Inc*	85,308	1,685,686
Lululemon Athletica Inc*	6,300	2,300,949
Monarch Casino & Resort Inc*	42,300	3,689,829
NIKE Inc	18,400	2,475,904
PulteGroup Inc	43,100	1,805,890
Skechers USA Inc*	45,400	1,850,504
Texas Roadhouse Inc	18,000	1,507,140
Ulta Beauty Inc*	8,100	3,225,582
Total Consumer, Cyclical		22,436,156

Consumer, Non-Cyclical (7.05%)
Darling Ingredients Inc*	31,100	2,499,818
Global Payments Inc	12,400	1,696,816
Total Consumer, Non-Cyclical		4,196,634

Financial (46.20%)
American Equity Investment Life Holding Co	43,700	1,744,067
American Express Co	12,500	2,337,500
Arch Capital Group Ltd*	27,600	1,336,392
Assurant Inc	13,500	2,454,705
Bank of America Corp	50,000	2,061,000
Equitable Holdings Inc	32,600	1,007,666
Everest Re Group Ltd	4,400	1,326,072
JPMorgan Chase & Co	12,900	1,758,528
Kearny Financial Corp	160,000	2,060,800
LPL Financial Holdings Inc	16,400	2,995,952
Marsh & McLennan Cos Inc	7,300	1,244,066
Mastercard Inc	7,500	2,680,350
Morgan Stanley	13,500	1,179,900
RenaissanceRe Holdings Ltd	8,900	1,410,739
Visa Inc	8,500	1,885,045
Total Financial		27,482,782

Total Common Stock (Cost $44,442,354)		59,324,728

Investment Companies (0.46%)

Money Market Funds (0.46%)
First American Government Obligations Fund (7-Day Yield, 0.190%)	274,813	274,813

Total Investment Companies (Cost $274,813)		274,813

Total Investments (Cost $44,717,167) (100.16%)		$59,599,541
Liabilities in Excess of Other Assets (-0.16%)		(93,996)
Net Assets (100.00%)		$59,505,545

*	Non-income producing security.